Exhibit 99.15

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its client, Bank of America, N.A. The review included a total of 291 newly originated residential mortgage loans, in connection with the securitization identified as OBX 2023-J1 (the “Securitization”). Credit, Compliance, and Data Integrity reviews were performed on a population of 73 loans. Credit, Compliance, Data Integrity, and Pay History reviews were performed on a population of 116 loans. Only Pay History reviews were performed on a population of 102 loans. The Review was conducted from June 2021 through January 2023 on mortgage loans originated between May 2021 and November 2022.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
  Validate loan-to-value (LTV) and combined loan-to-value

  Review borrower's occupancy
  Validation through third party resource of the subject properties most recent twelve (12) month sales history
  Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
  Confirm that Final 1003 is sufficiently completed
  Provide Audit 1008 with accurate data based on file documentation
  Confirm Loan Approval conditions were met
  Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below. In the event the CU score was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (189 loans in total):

Three (3) loans had a Secondary Appraisal, twenty-two (22) loans had AVMs, and one-hundred and eighty-five (185) loans had Desktop Reviews. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were six (6) occurrences of this.

Five (5) loans had a Field Review or BPO, zero loans (0) loans had a Full Appraisal Review, and three (3) loans had an Exterior Only Appraisal Review all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 189 mortgage loans reviewed, sixty-four (64) unique mortgage loans (33.86% by loan count) had a total of seventy-eight (78) different tape discrepancies across ten (10) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Escrow Indicator	36	46.15%
Closing Date	17	21.79%
Borrower Last Name	5	6.41%
Borrower First Name	5	6.41%
Occupancy	4	5.13%
Property Zip	3	3.85%
Property City	2	2.56%
Channel	2	2.56%
UW FICO Utilized	2	2.56%
Loan Purpose	2	2.56%
Grand Total	78	100.00%

PAY HISTORY REVIEW RESULTS SUMMARY

For loans reviewed in a post-close valuation review scenario (218 loans in total), one (1) loan was found to have a discrepancy between the servicer provided string and the string calculated by Consolidated Analytics.

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	168	$165,500,208.00	88.89%
Event Grade B	21	$23,343,220.00	11.11%
Event Grade C	0	$0	0%
Event Grade D	0	$0	0%
Total Sample	189	$188,843,428.00	100.00%
Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	178	94.18%
Event Grade B	11	5.82%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	189	100.00%
Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	183	96.83%
Event Grade B	6	3.17%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	189	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	182	96.30%
Event Grade B	7	3.70%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	189	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	HMDA Data Tape Not Provided	179
		HMDA Discrepancy(s) Noted	87
		Property is located in a FEMA disaster area	30
		Fraud Report Missing	23
		Borrower Liabilities Verification Indicator is Partial	20
		Fraud Report is Only Partially Available	11
		Borrower Credit Report Indicator is Partial	8
		No Credit Findings	7
		DTI Exceeds AUS Maximum Allowable	7
		Borrower Income Verification does not match Approval	6
		AUS is Partial	5
		Liquid Reserves (Months) are less than AUS Minimum Required.	5
		Borrower Employment Verification does not meet guidelines	5
		Hazard Insurance Coverage is Not Sufficient	4
		CoBorrower Liabilities Verified Indicator is Partial	3
		CoBorrower Employment Verification does not meet guidelines	3
		Fraud Report Shows Uncleared Alerts	3
		CoBorrower Credit Report Indicator is Partial	2
		Executed HELOC closure letter not provided.	2
		CoBorrower Income Verification does not match Approval	2

		Housing history does not meet guidelines	1
		Updated credit report shows significant negative changes	1
		CoBorrower Credit Report is Missing	1
		Borrower Employment Verification Level is missing	1
		Final Loan Application is Partial	1
		Asset Documents are Incomplete	1
		Occupancy Status	1
		Note Document Indicator is Partial	1
		Borrower Credit Report is Missing	1
		Transmittal Summary is Missing	1
		Servicing Comments are Missing	1
		Hazard Insurance Indicator is Partial	1
		ULI Number on URLA does not match ULI Number provided by the Lender	1
		Borrower 2 Income Verification is less than 12 months	1
		AUS is Missing	1
		Fully Executed Purchase Contract is Partial	1
		Total Credit Grade (A) Exceptions:	428
	B	DTI Exceeds AUS Maximum Allowable	3
		LTV Exceeds AUS Maximum Allowable	3
		CLTV Exceeds the AUS Maximum Allowable	3
		Hazard Insurance Indicator is Partial	2
		Cash to Borrower Exceeds Maximum Allowable	2
		Appraisal date is greater than 120 days from Origination date.	1
		AUS is Partial	1
		Hazard Insurance Effective Date is after the Note Date	1
		Total Credit Grade (B) Exceptions:	16
Compliance	A	Escrow Waiver Disclosure is Missing	9
		ATR/QM Status is Pending	9
		No Compliance Findings	7
		Charges That Cannot Increase Test	7
		Reimbursement Amount Test	6
		Consummation or Reimbursement Date Validation Test	4
		Lender Credits That Cannot Decrease Test	3
		TRID Monitor Timing of Disclosures Finding	2
		Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	2
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		Initial Closing Disclosure Delivery Date Test	1
		Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	1
		Qualified Mortgage Lending Policy Points and Fees Test	1
		Higher-Priced Mortgage Loan Escrow Alert (12 CFR 1026.35(b))	1

		Charges That In Total Cannot Increase More Than 10% Test	1
		Reimbursement Amount Validation Test	1
		Evidence of Rate Lock Not Provided	1
		Home loan Toolkit is Missing	1
		Notice of Special Flood Hazards is Missing	1
		Late Fees Test	1
		Total Compliance Grade (A) Exceptions:	60
	B	Charges That Cannot Increase Test	2
		Reimbursement Amount Test	2
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
		Home Loan	1
		Affiliated Business Disclosure is Missing	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Consummation or Reimbursement Date Validation Test	1
		Total Compliance Grade (B) Exceptions:	9
Property	A	Third Party Valuation Product not Provided	137
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	13
		Third Party AVM to appraised value exceeds 10% allowable variance	3
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	2
		Third party AVM Confidence Score is less than 80%	1
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	1
		Total Property Grade (A) Exceptions:	157
	B	Third Party Desk Review variance to appraised value exceeds 10%	6
		Is Completion Certificate in file is No	1
		Total Property Grade (B) Exceptions:	7

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.

Valuation Event Grades
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.